Exhibit 10.26
[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item (601)(b)(10). Such excluded information is not material and would likely cause competitive harm to the registrant if publicly disclosed.

AMENDMENT NO. 2 TO THE FRAMEWORK AGREEMENT

This Amendment No. 2 to the Framework Agreement (this “Amendment”), between Amazon Logistics, Inc., a Delaware corporation (“Amazon”) and Rivian Automotive, LLC, a Delaware limited liability company (“Rivian”), is dated as of January 1, 2023 (the “Amendment Effective Date”). Amazon and Rivian are referred to herein individually as a “Party” and collectively as the “Parties.” The Parties have entered into a Framework Agreement, dated as of September 16, 2019 (the “Framework Agreement”), including an initial Work Order thereunder (“Work Order #1”), each of which may be amended, modified or supplemented from time to time (together, the “Existing Agreement”), and desire to amend the Existing Agreement on the terms and subject to the conditions set forth herein. In consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1.DEFINITIONS. Capitalized terms used and not defined in this Amendment have the respective meanings assigned to them in the Existing Agreement.

2.AMENDMENTS TO THE EXISTING AGREEMENT. The Existing Agreement is hereby amended or modified as follows:

2.1     The Parties have agreed that [***].

2.2     The Parties have agreed that Rivian will design, develop and incorporate into the Delivery Vehicles that are manufactured by Rivian by [***] (unless otherwise agreed by the Parties) the features proposed by Amazon listed in the chart below [***]. Rivian shall be obligated to implement such Changes in accordance with the terms set forth in this Section 2.2 as if such Changes had been proposed by Amazon and accepted by Rivian pursuant to the procedures set forth in Section 4.4 of the Framework Agreement (except that the other terms and conditions of Section 4.4, including but not limited to [***], shall not apply to such Changes which shall be governed from a pricing perspective solely by this Section 2.2).

2.3     The following terms will apply to features listed in the table below:

a.[***].
b.     Feature Complete Timing: [***].
c.     [***].
d.     [***].
e.     If Amazon or its Authorized Purchasers do not provide Purchase Orders for [***], the Parties agree Rivian’s obligation to perform the development work listed in the table below will be [***].

[***]

3.DATE OF EFFECTIVENESS; LIMITED EFFECT. The Parties acknowledge and agree that this Amendment is effective as of the Amendment Effective Date. Except as expressly provided in this Amendment, all of the terms and provisions of the Existing Agreement are and will remain in full force and effect and are hereby ratified and confirmed by the Parties. Without limiting the generality of the foregoing, the amendments contained herein will not be construed as an amendment to or waiver of any other provision of the Existing Agreement or as a waiver of or consent to any further or future action on the part of either Party that would require the waiver or consent of the other Party. On and after the Amendment Effective Date, each reference in the Existing Agreement to “this Agreement,” “the Agreement,” “hereunder,” “hereof,” “herein,” or words of like import will mean and be a reference to the Existing Agreement as amended by this Amendment.

4.MISCELLANEOUS. This Amendment is governed by the substantive Laws of the state of New York, excluding its conflicts of law provisions. All the terms and conditions of this Amendment will be binding upon, will inure to the benefit of, and will be enforceable by the Parties and their respective successors and permitted assigns. The headings in this Amendment are for reference only and do not affect the interpretation of this Amendment. This Amendment may be executed by facsimile and in counterparts, each of which (including signature pages) will be deemed an original, but all of which together will constitute one and the same instrument. This Amendment constitutes the entire agreement between the Parties with respect to the subject matters hereof and supersedes any previous or contemporaneous oral or written agreements, understandings, and discussions regarding such subject matters.

This Amendment No. 2 to the Framework Agreement is executed by duly authorized representatives of the Parties as of the Amendment Effective Date.

AMAZON LOGISTICS, INC.		RIVIAN AUTOMOTIVE, LLC
Signature:	/s/ Matthew Norman__________	Signature:	_/s/ Robert J. Scaringe___________
Printed Name:	_Matthew Norman____________	Printed Name:	_RJ Scaringe________________
Title:	_Authorized Signatory ________	Title:	__CEO____________________
Date:	_February 6, 2023____________	Date:	_February 6, 2023___________